September 6, 2002

                         THE DREYFUS/LAUREL FUNDS, INC.
                          DREYFUS PREMIER BALANCED FUND

              SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2002

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "MANAGEMENT ARRANGEMENTS:"

     Douglas R. Ramos is the Balanced Fund's portfolio manager responsible for asset allocation and the equity portion of the Balanced Fund's portfolio. The Taxable Fixed-Income Team manages the fixed-income portion of the Balanced Fund's portfolio, and consists of the following persons: Keith Chan, Martin F. Fetherston, Michael Hoeh, William Howarth, Greg Jordan, Kenneth Smalley, Gerald
E. Thunelius and Samuel Weinstock.